Subsequent events	6 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
Subsequent events
18. Subsequent events:
Acquisition of Asset Management Companies within the Macquarie Group
On December 1, 2025, Nomura completed the acquisition of all equity interests in Macquarie Management Holdings, Inc., Macquarie Investment Management Holdings (Luxembourg) S.à r.l., and Macquarie Investment Management Holdings (Austria) GmbH (collectively, “Acquired Companies”), pursuant to the share purchase agreement entered into on April 22, 2025. Upon completion, Nomura acquired 100% of the outstanding shares of the Acquired Companies for a total cash consideration of approximately $1.8 billion (equivalent to approximately ¥281.4 billion, based on an exchange rate of 1 U.S. dollar = ¥156.35 as of December 1, 2025). As a result, these companies have become consolidated subsidiaries of Nomura.
The Acquired Companies are leading asset management firms providing a broad range of investment management services to clients worldwide. This acquisition is part of Nomura’s strategy to enhance its global investment management platform and strengthen its presence in key overseas markets.
The Acquired Companies have been included in the Investment Management division for internal management and segmental reporting purposes.
As of the date these interim consolidated financial statements are issued, the initial accounting for the business combination is incomplete, and the allocation of the purchase price to the assets acquired and liabilities assumed has not been finalized. Accordingly, certain disclosures required by ASC 805-10-50-2(h), ASC805-20-50-1 and ASC 805-30-50-1 cannot be made at this point. Nomura will provide the required disclosures in future financial statements once the initial accounting is complete. Nomura expects that a substantial portion of the purchase price will be allocated to intangible assets and goodwill.